ALLSHIPS LTD.

AS 0201

COMMON SHARES
SEE REVERSE FOR CERTAIN DEFINITIONS

INCORPORATED UNDER THE LAWS OF THE REPUBLIC OF THE MARSHALL ISLANDS
10,000,000,000 Shares - Par Value $0.00016666666667 each Common Stock

COMMON SHARES
CUSIP Y0091U 10 6

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NONASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE OF $0.00016666666667 PER SHARE, OF

ALLSHIPS LTD.

transferable on the books of the Company by the holder hereof in person, or by duly authorized attorney or legal representative, upon the surrender of this Certificate properly endorsed.

This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

In Witness Whereof, the said Company has caused this Certificate to be executed by the facsimile signatures of its duly authorized officers and has caused a facsimile of its Seal to be hereunto affixed.

AllShips Ltd. CORPORATE SEAL 1998 REPUBLIC OF THE MARSHALL ISLANDS

Dated:

President

Chief Financial Officer and Secretary

COUNTERSIGNED AND REGISTERED:
AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC
(Brooklyn, NY)
TRANSFER AGENT AND REGISTRAR

BY

AUTHORIZED SIGNATURE

ALLSHIPS LTD.

The Company will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative, participating, optional, or other special rights of each class of stock or series thereof of the Company, and the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the Company or the transfer agent.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM – as tenants in common
TEN ENT – as tenants by the entireties
JT TEN – as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT– ________ Custodian ________
(Cust) (Minor)
under Uniform Gifts to Minors
Act ________
(State)

UNIF TRANS MIN ACT– ________ Custodian ________
(Cust) (Minor)
under Uniform Transfers to Minors
Act ________
(State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

____

Please print or typewrite name and address including postal zip code of assignee

____

____

____

of the ordinary shares represented by the within Certificate and do hereby irrevocably constitute and appoint

________________ Attorney

to transfer the said shares on the books of the within named Company with full power of substitution in the premises.

Dated ________________

X ________________

X ________________

NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURE(S) GUARANTEED: ________________

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.